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                               NATIONS FUNDS TRUST

                         Supplement dated June 18, 2002
              to Prospectuses dated August 1, 2001, as supplemented

         The prospectuses for all share classes of Nations International Value Fund are hereby supplemented by inserting the following information at the end of the first paragraph under the heading "An overview of the Fund(s)":

     As of June 4, 2002, Nations International Value Fund (the "Fund") is no longer accepting new investments from current or prospective investors (subject to limited exceptions). Until further notice, shares of the Fund may only be purchased through reinvestment of distributions, by certain qualified retirement plans on behalf of plan participants, by investors who purchase shares through accounts established with certain investment advisers or financial planners, including certain wrap fee accounts, and by investors who purchase shares through an account established with a Selling Agent that has available purchasing capacity based on policies established by the Fund. Any investors that currently purchase shares of the Fund through the Systematic Investment Plan or the Automatic Exchange Feature will no longer be able to purchase shares of the Fund after September 30, 2002 and should choose a different Nations Fund to purchase or exchange into. In the event that an order to purchase shares is received from a current or potential investor who is not eligible to purchase shares, the order will be refused and any money that the Fund has received will be returned to the investor or their Selling Agent, as appropriate.